UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2026
TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Federal Street
Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 770-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Justified Data Campus Credit Support Agreements

As previously disclosed by TeraWulf Inc. (“TeraWulf” or the “Company”), in July 2026, the Company’s subsidiary Raylan Data LLC (“Raylan”) entered into a 20-year lease agreement with Anthropic, PBC (“Anthropic”), as tenant, to provide Anthropic with approximately 401 MW of critical IT load for high-performance computing (“HPC”) operations at the Company’s data center campus located in Hawesville, Kentucky. Anthropic’s obligation to pay rent commences upon the delivery of each data hall at the applicable leased premises, which consist of CB-1, CB-2 and CB-3 (the leases for such premises are referred to individually as a “Justified Lease” and, collectively, as the “Justified Leases”). Delivery of the capacity under the Justified Leases is expected to occur in phases beginning in late 2027 and concluding in the second quarter of 2028.

In connection with the Justified Leases, on November 4, 2026, the Company entered into three Credit Support Agreements for CB-1, CB-2 and CB-3, respectively (each a “Google Credit Support Agreement” and collectively, the “Google Credit Support Agreements”), with Raylan, Justified DataPower LLC, a wholly owned subsidiary of the Company, Anthropic and Google LLC (“Google”), pursuant to which Google agreed to backstop (the “Justified Google Backstop”) certain obligations of Anthropic under the Justified Leases. The Justified Google Backstop under each Google Credit Support Agreement will become effective as of the commencement date for the final data hall under the corresponding Justified Lease and will terminate upon the conditions described in the Google Credit Support Agreements, including Anthropic (or its affiliate, if such affiliate has agreed to guarantee Anthropic’s obligations under the applicable Justified Lease) achieving and maintaining certain investment grade credit ratings for a period of at least three months.

The Justified Google Backstop provides that in the event of a payment default under a Justified Lease, or if Anthropic becomes subject to an insolvency event, following notice from Raylan, Google will have the option to (i) pay all rent currently due under the applicable Justified Lease and assume the Justified Lease as the tenant thereunder, or (ii) under certain circumstances, pay a certain termination fee pursuant to the applicable Google Credit Support Agreement; provided that upon payment of such termination fee, Google would be entitled to acquire an equity interest in Raylan. In addition, in the event of a payment default under a Justified Lease, Google may defer its election of the foregoing options (i) and (ii) for a certain specified period, during which deferral period Google will pay all unpaid rent under the applicable Justified Lease and all additional rent that becomes due.

The termination fee payable under the Justified Google Backstop amortizes over a defined term following the anticipated effectiveness of the corresponding Google Credit Support Agreement.

The description of the Google Credit Support Agreements is qualified in its entirety by reference to the full and complete terms of the Google Credit Support Agreements, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 4, 2026, the Company issued a press release announcing the Justified Google Backstop and related transactions. A copy of the press release is furnished hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K (as well as in Exhibit 99.1 attached hereto) is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act.

Item 8.01. Other Events.

On November 4, 2026, in connection with the Justified Google Backstop, Raylan and Anthropic entered into amendments to the Justified Leases.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Credit Support Agreement, by and among Raylan Data LLC, TeraWulf Inc., Justified DataPower LLC, Anthropic, PBC and Google LLC.
99.1	Press Release, dated November 4, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).
*Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements.
Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995 as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) TeraWulf’s ability to attract additional customers to lease its HPC data centers; (2) TeraWulf’s ability to complete its data center campuses and future strategic growth initiatives in a timely manner or within anticipated cost estimates; (3) operational risks associated with its data centers and TeraWulf’s ability to perform under its existing data center lease agreements; (4) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (6) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; and (9) other risks and uncertainties detailed from time to time in TeraWulf’s filings with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and TeraWulf specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 4, 2026	TERAWULF INC.

By:	/s/ Stefanie C. Fleischmann
Name:	Stefanie C. Fleischmann
Title:	Chief Legal Officer and Corporate Secretary